CHARTER PACIFIC BANK
                                   Member FDIC

                MERCHANT BANKCARD SERVICE AND SECURITY AGREEMENT

                             NETMAXIMIZER.COM, INC.

This Merchant BankCard Service and Security Agreement ("Agreement") is made between Charter Pacific Bank, a California Banking Corporation (referred to as "Bank") and the merchant identified below (referred to as "Merchant") for the processing and collection of Visa and/or MasterCard Credit Card transactions (referred to as "Bank Card Transactions").

This Agreement shall be effective upon execution by Bank and notification to Merchant of final approval. All references herein to this "Agreement" shall collectively include all current Schedules, Amendments, Change Notices, Addendums and Attachments, as well as the associated reference materials, all of which are incorporated herein by reference and made part of this Agreement as if fully set forth.

                            ARTICLE I -- DEFINITIONS

         1.1 DEFINITIONS. The Bank and Merchant hereby agree that the following terms used in this Agreement shall have the following meanings:

         1.2 APPLICATION. The Merchant BankCard Service Application or other Application form, and any associated documents, to be completed and submitted by Merchant to Bank. Final approval by Bank must be completed prior to the establishing of the Merchant BankCard Service.

         1.3 AUTHORIZATION. The verification of a Bank Card Transaction by the card-issuing bank or approved independent service provider for each transaction limit.

         1.4 AUTHORIZATION CENTER. The card-issuing bank or approved independent service provider that verifies Bank Card Transactions.

         1.5 BANK CARDS. Designated Visa and MasterCard credit cards issued by banks to individual cardholders.

         1.6 MERCHANT BANKCARD SERVICES. Service provided by Bank to Merchant for processing all Bank Card Transactions and related fees, charges and costs.

         1.7 BANK CARD TRANSACTIONS. A transaction for a sale, rental or service, or any credit therein, by and between Merchant and a bona fide cardholder, evidenced by a sales slip or a credit slip, which is presented to Bank by Merchant for processing through the Bank's Interchange System, and may include transactions where the cardholder's signature is not obtained or where the slip does not contain a physical card imprint so long as the transaction has been authorized by the cardholder.

         1.8 CHARGEBACKS. Bank Card Transaction returned for debiting to the Merchant's Bank Account by Bank because of nonconformity with Federal, State, Local or Interchange System laws, rules and regulations, because of cardholder dispute or for violation of any term or condition of this Agreement.

         1.9 CREDIT SLIP. Records of returns or credit transactions between Merchant and individual cardholders that shall be delivered to the Bank or presented electronically by Merchant to Bank for processing through the Interchange System for crediting to the cardholder's account and debiting to the Merchant Bank Account.


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         1.10     ELECTRONIC TICKET CAPTURE ("ETC"). The Interchange System by
                  which the Merchant authorizes and captures each Bank Card Transaction.

         1.11 FACTORING. Presentation by Merchant to Bank of any Bank Card Transaction that originated from a source other than Merchant.

         1.12 FINAL APPROVAL. Notification by Bank that Merchant has completed to Bank's satisfaction all those steps necessary to verify that Merchant is financially responsible and that Merchant conducts, or intends to conduct, a bona fide operation.

         1.13 FLOOR LIMIT. All transactions are subject to a zero dollar ($0.00) floor limit, unless otherwise stated.

         1.14 INTERCHANGE SYSTEM. MasterCard and Visa processing systems, of which Bank is a Member, which facilitates the interchange and payment of Bank Card Transactions by and between individual cardholder and merchants who accept MasterCard and Visa Bank Cards, including the Merchants herein.

         1.15 INTERCHANGE SYSTEM/MEMBERS. Financial institutions licensed by Visa and MasterCard as Members of the Interchange System and participants in Visa and MasterCard credit card programs, including Bank herein.

         1.16 MERCHANT. The term "Merchant" as used in this Agreement refers to any person, firm, partnership, organization or corporation falling within the meanings assigned to the term "Merchant" by MasterCard and Visa. The term "Merchant" shall refer to the undersigned Merchant.

         1.17 MERCHANT BANK ACCOUNT. A business checking account established by Merchant at Bank through which Merchant authorizes Bank to settle all Bank Card Transactions, electronically via the Automated Clearing House ("ACH"), or for the Merchant to receive immediate settlement upon direct presentation to Bank if Merchant maintains a business checking account in good standing with the Bank.

         1.18 MERCHANT IDENTIFICATION PLATE. Metal plate issued to Merchant by Bank which contains current information for identifying the Merchant and Merchant's location and which contains a unique Merchant BankCard Service number (when applicable).

         1.19 REFERENCE MATERIALS. All reference materials, including, but not limited to, respectively the Interchange System rules and procedures and the Bank rules and procedures provided to Merchant by Bank which describe in detail, policy and transactional requirements to be followed by Merchant for the possessing, collection and settlement of all Bank Card Transactions, as those rules and procedures may be amended from time to time in whole or in part.

         1.20 RETRIEVAL REQUEST. Request for the original, copy or electronic rendering of any sales draft, sales slip or credit slip.

         1.21 RETURN AND CORRECTION ("R&C"). Any transaction, whether by sale or credit, that cannot be processed due to incorrect or incomplete information or data.

         1.22 SALES SLIP. Record of payment of a sale, rental or service transaction between Merchant and individual cardholders presented by Merchant to Bank for processing through the Interchange System for debiting to the cardholder's account and crediting to the Merchant Bank Account.


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         1.23     SPLIT SALE. Preparation of two (2) or more Sales Slips or
                  processing of two (2) or more electronic sales for a single transaction on one (1) account.

         1.24 SUPPLEMENTAL SERVICES. Additional BankCard Service and processing enhancements that may be selected by Merchant.

         1.25 TRAVEL RELATED SERVICES. MasterCard/Visa Interchange Services available to a merchant regarding airline, hotel, motel, or inn; travel related services or a reservation service; engages in sale of traveler's checks; or engages in the sale of foreign currency. The initial Travel Related Services in which Merchant currently participates are set forth below Merchant's signature herein.

         1.26 WARNING BULLETIN. Communication issued periodically by the Interchange System or participants in the Interchange System to advise Merchant(s) of Bank Card account numbers which are not to be accepted by Merchant for various reasons.

                     ARTICLE II -- APPLICATION AND APPROVAL

         2.1 By completion of the Application and the execution of this Agreement, Merchant applies for establishment of the Merchant BankCard Service through which all of Merchant's Bank Card Transactions will be processed. The Merchant BankCard Transactions will be processed. The Merchant BankCard Service may be used by Merchant for only those transactions directly related to the bona fide business activity(ies) indicated on the Application. Any change in said activity(ies) must be approved in writing by Bank.

         2.2 The Bank may approve or reject Merchant's Application in Bank's sole discretion. Upon Final Approval, notice shall be provided to Merchant by Bank by the delivery of the Merchant Identification Plate or in writing, if not applicable. Terminal Installation and/or training will be provided by Bank or its designated agent. Thereafter, this Agreement shall continue until it is terminated as provided below.

         2.3 At any time during the term of this Agreement, Bank may reinvestigate any prior or current information provided by Merchant or contained in Merchant's Application, and in so doing, Bank may require additional information to be provided by Merchant to Bank. Bank may also request or obtain, without additional notice to Merchant, credit bureau reports and/or otherwise verify Merchant's current financial standing and funding adequacy.

         2.4 If Merchant's Application receives Final Approval, Merchant shall be entitled to all of the benefits of the Merchant BankCard Service and related Merchant support services.

         2.5 If approved, account must begin activity within 30 days after notification of approval. This allows for an acceptable length of lead time for advertising to be put in place.

                        ARTICLE III -- CARD TRANSACTIONS

         3.1      HONORING CARDS.

                  (a) Merchant shall honor without discrimination all valid cards of the type(s) checked below ("Cards") when properly presented as payment by customer in connection with bona fide, legitimate business transactions. If Merchant does not deal with the public at large (such as in the case of a private club), Merchant shall be deemed to have complied with this non-discrimination rule if it honors all valid Cards of cardholders who have purchasing privileges or memberships with Merchant.

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                  (b)      Merchant shall not require, through an increase in
                           price or otherwise, any cardholder to pay any surcharge at the time of sale or to pay any part of any charge imposed on Merchant by Bank (discounts for payment in cash, however, are permitted).

                  (c) Merchant shall not establish minimum or maximum transaction amounts.

         3.2      ADVERTISING.

                  (a) Merchant shall display adequately any advertising or promotional materials provided or required by Bank to inform the pubic that Cards will be honored at Merchant's place of business. Such displays, however, are not required of private clubs and other Merchants that do not deal with the general public, vehicle leasing companies at airport locations, transportation companies subject to government regulation, or other Merchants expressly exempted from this requirement by MasterCard International Inc. ("MasterCard") and/or Visa U.S.A. Inc. ("Visa"), as applicable.

                  (b) Merchant shall not display or use advertising or promotional materials containing Bank's name or symbol which might cause a customer to assume that Merchant honors only Cards issued by Bank.

                  (c) Merchant shall not refer to MasterCard or Visa in stating eligibility for its products, services, or memberships.

                  (d) Merchant shall have the right to use or display the proprietary names and symbols associated with Cards only while this Agreement is in effect, or until Merchant is notified by Bank or any appropriate BankCard organization to cease such usage.

                  (e) Merchant shall comply with all applicable MasterCard and Visa rules and regulations concerning the use of service marks and copyrights owned by MasterCard or Visa.

                  (f) Merchant shall use the proprietary names and symbols associated with Cards only to indicate that Cards are accepted for payment and shall not indicate, directly or indirectly, that Bank, MasterCard, Visa, or any BankCard organization endorses Merchant's products or memberships.

         3.3      CARD EXAMINATION.

                  (a) Merchant shall not engage in a transaction (other than mail order, telephone order, or pre-authorized transaction) with a cardholder that fails to present the Card that is intended to be used to complete the transaction.

                  (b)      Before honoring any Card, Merchant shall:

                           (i) check the effective date (if any) and the expiration date on the Card;

                           (ii) examine any card security features (such as holograms) included on the Card; and

                           (iii) Merchant shall not honor any Card that is not yet effective or that has expired.

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         3.4      AUTHORIZATION.

                  (a) Before honoring any Card, Merchant shall request authorization from Bank's designated authorization center if:

                           (i)      the total amount of the transaction
                                    (including any applicable taxes) exceeds the floor limit then applicable to the transaction (for hotel, motel and vehicle leasing transactions Merchant must estimate the amount of the transaction based upon the customer's intended length of stay or rental and request authorization if the estimated transaction amount exceeds the applicable floor limit; upon check-out or return of the rental vehicle, additional authorization must be obtained and recorded for charges actually incurred in excess of the estimated amount authorized; when multiple airline tickets are purchased at the same time using the same account number, Merchant may obtain authorization for each ticket individually; when a transaction is completed in partial payments of a purchase, authorization is required for the portion of the purchase effected with the Card, regardless of the applicable floor limit);

                           (ii)     Merchant desires to make a delayed
                                    presentment of the transaction record;

                           (iii) the sales slip (as defined in Section 4.1, below) is not signed or is not Imprinted with the Card or with the Merchant plate; in a transaction other than a mail or telephone order;

                            (iv) the signature panel on the Card does not contain the customer's signature, the customer's signature on the sales slip is questionable, the Merchant believes the Card may be counterfeit or stolen, or there are other unusual or suspicious circumstances.

                  (b) Except when authorization is required only because the amount of the transaction exceeds the applicable floor limit, Merchant must contact Bank's designated authorization center by telephone and advise the authorization center of the specific reason for the authorization request and wait instructions.

                  (c) If authorization is granted, Merchant shall print the authorization number legibly in the designated area on the sales slip.

                  (d) If authorization is denied, Merchant shall not complete the transaction and shall follow any instructions from the authorization center.

                  (e) Merchant shall be liable to Bank, regardless of any authorization, if:

                           (i) Merchant completes a transaction when the Cardholder is present but does not have his Card;

                           (ii)     the Cardholder does not sign the sales slip;
                                    or

                           (iii) the signature on the sale slip does not match the signature appearing on the Card.

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

         3.5      RETENTION AND RETRIEVAL OF CARDS.

                  Merchant shall use its best efforts, by reasonable and peaceful means, to retain or recover a Card:

                  (a)      while making an authorization request;

                  (b) if Merchant is advised to retain the Card in response to an authorization request; or

                  (c) if Merchant has reasonable grounds to believe that the Card is counterfeit, fraudulent, or stolen.

                  The obligation of Merchant to retain or recover a Card imposed by this section does not authorize a breach of the peace or any injury to persons or property, and Merchant will hold Bank harmless form any claim arising from any injury to person or property or other breach of the peace.

         3.6      COMPLETING THE TRANSACTION RECORD.

                  Except as otherwise provided below, Merchant agrees to do all of the following when honoring a Card:

                  (a) include on any conventional sales slip the transaction date, description of the goods or services sold, and the price thereof (including any applicable taxes) in detail sufficient to identify the transaction;

                  (b) to imprint legibly on the sales slip the embossed legends from the Card and from the Merchant imprinter plate;

                  (c) to obtain the signature of the customer on the sales slip, but only after the total transaction amount is included on the slip;

                  (d) to compare the signatures on the sales slip and the signature panel of the Card, and if the Card has a photograph of the cardholder, to ascertain that the customer resembles the person depicted in the photograph, and if either identification is uncertain or Merchant otherwise questions the validity of the Card, to contact Bank's authorization center for instructions;

                  (e) if Merchant is using a magnetic stripe reading terminal in connection with a transaction and that terminal is unable to read the Card's magnetic stripe, complete and obtain the cardholder's signature on a conventional sales slip for the transaction, and obtain an imprint on that slip as required under Section 3.6(b) above (as an alternative to completing a conventional sales slip for a transaction such as this, Merchant may include an imprint of the Card directly on a blank portion of the printer slip produced by the electronic terminal); and

                  (f) to deliver a true and complete copy of the sales slip to the customer at the time of delivery of the goods or performance of the services;

                  (g)      if the transaction is initiated at a
                           point-of-transaction terminal, include on the printer receipt:

                           (i)      The cardholder's account number;


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

                           (ii)     Merchant's name;

                           (iii)    Merchant's location;

                           (iv)     the amount of the transaction;

                           (v)      the date of the transaction; and

                  (h) if the transaction occurs at a gasoline station or at a retail establishment that sells gasoline as a secondary service, to enter on the sales slip the number and state (or other jurisdiction) of the motor vehicle license plate or, if no motor vehicle is present, the words "No Car" (the license number and state or the words "No Car" are not required if the transaction is at an unattended gasoline station where the pump is activated by a magnetic stripe, or if the transaction is for goods or automotive products).

         3.7      MULTIPLE TRANSACTION RECORDS; PARTIAL CONSIDERATION.

                  (a) Merchant must include on one transaction record the entire amount due for the transaction, except in the following instances:

                           (i) the transaction involves purchases made in separate departments of a multi-department store;

                           (ii) the transaction involves delayed or amended charges for a lodging or vehicle rental transaction in which:

                                    (A)     the cardholder consented to be
                                            liable for such charges;

                                    (B)     such charges consist of ancillary or
                                            corrected charges such as room
                                            charges, taxes, or full fees, and
                                            not charges for loss, theft, damage,
                                            or traffic violations; and

                                    (C)     Merchant sends the cardholder a copy
                                            of the amended or add-on sales
                                            draft;

                           (iii)    the customer pays a portion of the
                                    transaction amount in cash or by check at the time of the transaction;

                           (iv) all or a portion of the goods or services are to be delivered or performed at a later date, and the customer signs two separate sales slips, one of which represents a deposit and the second of which represents payment of the balance, and the "balance" sales slip is completed only upon delivery of the goods or performance of the services; in which case Merchant agrees:

                                    (A)     to note on the sales slips the word
                                            "deposit" or "balance," as
                                            appropriate;

                                    (B)     if the total amount of the two slips
                                            exceeds the applicable floor limit,
                                            to obtain prior authorization and
                                            note the authorization number(s) on
                                            the sales slips; and

                                    (C)     not to present the "balance" sales
                                            slip until all the goods are
                                            delivered or all the services are
                                            performed;

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                           (v)      the cardholder is participating in an
                                    advance resort deposit transaction; or

                           (vi) the cardholder is using the installment payment option offered in accordance with
                                    Section 3.8.

                  (b) Merchant agrees not to divide a single transaction between two or more transaction records to avoid obtaining an authorization.

         3.8 TELEPHONE ORDERS, MAIL ORDERS, PREAUTHORIZED ORDERS, AND INSTALLMENT ORDERS.

                  (a)      If a Card transaction is made by telephone order
                           (TO), mail order (MO), or pre-authorized order (PO), the sale slip may be completed without a customer's signature or a Card imprint, but Merchant agrees:

                           (i) to imprint legibly on the sales slip sufficient information to identify Merchant and the cardholder, including: Merchant's name and address, the Card issuer's Interbank number and bank initials (if any), the account number, the expiration date and any effective date on the Card, the cardholder's name, and any company name; and

                           (ii) to print legibly on the signature line of the sales slip the letters "TO," "MO," or "PO" ("Recurring Transaction" for Visa transaction), as appropriate.

                           (iii) for telephone and mail order transactions, include the expiration date as part of any authorization inquiry; and

                           (iv) be liable for the amount of any sales slip generated in a telephone, mail, or pre-authorized order transaction that proves to be uncollectible for any reason whatsoever.

                  (b) In any non-imprint transaction, Merchant shall be deemed to warrant the customer's true identity as an authorized user of the Card, whether or not authorization is obtained, unless Merchant obtains and notes legibly on the sales slip independent evidence of the customer's true identity.

                  (c) In connection with a recurring transaction (or pre-authorized order) pursuant to which goods or services are delivered to or performed for a cardholder periodically, Merchant agrees to the following conditions:

                           (i) Merchant must obtain a written request from the cardholder that the recurring transaction be charged to the cardholder's account;

                           (ii) The written request must specify the amount of the recurring transaction, the frequency of the recurring charges, and the length of time for which the pre-authorized order is to remain in effect;

                           (iii) Before renewing a pre-authorized order, Merchant must obtain a subsequent written request from the cardholder containing the information listed above;

                           (iv) Merchant must retain the cardholder's written authorization for as long as the pre-authorized order is in effect and must provide a copy to Bank upon request; and


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                           (v)      Merchant must not deliver goods or perform
                                    services covered by a pre-authorization
                                    order after being advised that the
                                    pre-authorization has been canceled or that the Card is not to be honored.

                  (d) Merchant may offer cardholders an installment payment option for its mail/telephone order merchandise subject to the following conditions:

                           (i) Merchant's promotional material must clearly disclose the installment terms, including but not limited to:

                                    (A)     whether the plan is available only
                                            for selected items or for the total
                                            amount of any order, and

                                    (B)     how shipping and handling charges
                                            and applicable taxes will be billed.
                                            The material also must advise
                                            cardholders who are not billed in
                                            the transaction currency of the
                                            Merchant, that the installment
                                            illing amounts may vary due to
                                            fluctuations in the conversion
                                            rates.

                           (ii) No finance charges may be added by the Merchant. The sum of the installment transaction may not exceed the total sales price of the merchandise on a single transaction basis.

                           (iii)    Authorization is required for each
                                    installment transaction; Merchant's floor limit is zero.

                           (iv)     Merchant may not deposit the first
                                    installment transaction with Bank until the merchandise is shipped. Subsequent installment transactions must be deposited at intervals of 30 days or more, or on the anniversary date of the transaction (i.e., the same date each month).

         3.9 LODGING AND VEHICLE RENTAL TRANSACTIONS. Regardless of the terms and conditions of any written pre-authorization form, the sales slip amount for any lodging or vehicle rental transaction shall include only that portion of the transaction, including any applicable taxes, evidencing a bona fide renting of real or personal property by Merchant to a customer and shall not include any consequential charges. Nothing herein is intended to restrict Merchant from enforcing the terms and conditions of its pre-authorization form through means other than a Card transaction.

         3.10     RETURNS AND ADJUSTMENTS; CREDIT SLIPS.

                  (a) If Merchant maintains a policy of permitting refunds, exchanges, returns, or adjustments for cash customers, Merchant shall maintain the same policy for persons making purchases through use of a Card. Merchant may restrict its refund or return policy as to any Card transaction however, if Merchant discloses its policy at the time of the transaction by printing an appropriate notice (such as "No Refunds or Exchange") on all copies of the sales slip prior to obtaining the customer's signature. The language regarding Merchant's refund or return policy must be printed near the space for the cardholder's signature in letters that are approximately1/4inch in height.

                  (b) Except as provided above, if Merchant accepts any goods for return, permits the termination or cancellation of any services, or allows any price adjustment (other than involuntary refunds required by applicable airline or other tariffs or otherwise by law), then Merchant shall not make any cash refund, but shall complete and

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                           deliver promptly to Bank a credit slip evidencing the
                           refund or adjustment, and deliver to the cardholder a true and complete copy of the credit slip at the time the refund or adjustment is made. Merchant shall include on the credit slip a brief description of the goods returned, services terminated or canceled, or refund or adjustment made, together with the date and amount of the credit, in sufficient detail to identify the transaction. Merchant shall imprint or legibly reproduce on each credit slip the embossed legends from the Card and from Merchant's imprinter plate. The amount of the credit slip cannot exceed the amount of the original transaction as reflected on the sales slip.

                  (c) Within ten (10) days of the date of This Agreement, Merchant shall provide Bank with a written description of Merchant's refund or return policy.

         3.11 CASH PAYMENTS. Merchant shall not receive any payments from a customer for charges included on any transaction record resulting from the use of any Card, nor receive any payments from a cardholder to prepare and present a credit slip for the purpose of effecting a deposit to the cardholder's account.

         3.12 CASH ADVANCES. Unless expressly authorized in writing by Bank, Merchant agrees not to make any cash advance to a cardholder, either directly or by deposit to the cardholder's account. Money orders sent by wire, contributions to charitable and political organizations, tax payments, insurance premium payments, alimony and child support payments, and court costs and fines shall not be considered cash advances or withdrawals.

         3.13 RELEASE OF CARDHOLDER ACCOUNT INFORMATION. Merchant shall not, without the cardholder's prior written consent, sell, purchase, provide, or otherwise disclose the cardholder's account information or other cardholder personal information to any third party other than Bank, Merchant's agents, and processing organizations for the purpose of assisting Merchant in its business, or as required by law.

         3.14 COMPLIANCE WITH CARD ASSOCIATION RULES. Merchant shall comply with and conduct its credit card activities in accordance with all applicable (i.e., current and future) MasterCard and Visa rules and regulations. Merchant shall pay, or reimburse Bank for its payment of any fines or assessments imposed by MasterCard or Visa that relate to the credit card activities of Merchant without limiting the generality of the foregoing, the Merchant specifically agrees to comply and adhere to the following rules mandated by Visa:

                  (a) The Merchant may not imply that Visa endorses any of its goods or services;

                  (b) The Merchant may not refer to Visa in stating eligibility to participate in any program or purchase of any products or services;

                  (c) The Merchant must include all items, goods, or services purchased in a single transaction in the total amount of a single draft;

                  (d) The Merchant must provide the cardholder with a copy of the sales draft or transaction record; and

                  (e) The Merchant may not submit any draft that did not result from a transaction between the cardholder and that Merchant.

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               ARTICLE IV -- PRESENTMENT, PAYMENT, AND CHARGEBACK

         4.1 TRANSMISSION OF DATA. In lieu of depositing paper sales slips and credit slips with Bank, Merchant may transmit to Bank, in the form of magnetic tape or electronic data, as specified by and acceptable to Bank, all data required by this Agreement to appear on the sales slip or credit slip. The term "sales data" as used in this Agreement shall mean the data transmitted by Merchant that is contained in sales slip or the electronic or magnetic tape record that is the equivalent of such a sales slip. The term "credit data" as used in this Agreement shall mean the data transmitted by Merchant that is contained in a credit slip or the electronic or magnetic tape record that is the equivalent of such a credit slip. All data transmitted shall be in a medium, for, and format approved in advance by Bank and shall be presorted and organized according to Bank's instructions: All references to "sales slips" and "credit slips" in this Agreement, unless stated otherwise, shall be deemed to include, in addition to conventional sales slips and credit slips, the printed receipts produced in connection with transactions initiated at magnetic stripe reading terminals and other point-of-transaction terminals. The term "transaction record," as used in the Agreement, shall be deemed to refer to sales slips and credit slips, as applicable, and the data transmitted pursuant to those slips.

         4.2      PRESENTMENT OF TRANSACTION RECORDS TO BANK.

                  (a) Merchant may designate a third party (that does not have a direct agreement with Bank) as its agent for the purpose of delivering transaction data-captured at the point of sale by such agent.

                  (b) If Merchant elects to use such a third party as its agent for the direct delivery of data-captured transactions, Merchant agrees to the following conditions (for the purpose of this Section 4.2, "Merchant" includes any agent designated by Merchant as permitted under this Section):

                           (i) Merchant must provide satisfactory notice to Bank that Merchant chooses to exercise the option specified above;

                           (ii) The obligation of Bank to reimburse Merchant for transactions is limited to the amount (less the appropriate discount fee) delivered by Merchant's designated agent; and

                           (iii) Merchant is responsible for any failure by its agent to comply with all applicable rules and regulations of MasterCard and Visa.

                  (c) Merchant shall present all sales data relevant to a transaction to Bank within the lesser of three (3) bank business days or five (5) calendar days after the date of the transaction, except that:

                           (i) Merchant shall present no sales data until the goods have been shipped or the services have been performed and Merchant has otherwise performed all of its principal obligations to the customer in connection with the transaction;

                           (ii)     when Merchant requests and receives
                                    authorization for delayed presentment and legibly prints on the sales slip the authorization number and the words "Delayed Presentment," Merchant may present the sales data within the period permitted for delayed presentment (not to exceed thirty (30) calendar days);

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

                           (iii) if Merchant is obligated by law to retain a sales slip or return it to a buyer upon timely cancellation, Merchant may present the sales data within ten (10) bank business days after the date of the transaction; and

                           (iv) when Merchant has multiple locations or offices and accumulates transaction records at a central facility, Merchant may present the transaction records to Bank within seven
                                    (7) bank business days after the date of the transaction.

                  (d) Merchant shall deliver all credit data to Bank within three (3) bank business days after the credit transaction data, except that if Merchant has multiple locations as described in subsection (b)(iv) above, Merchant may deliver the credit data to Bank within seven (7) bank business days after the transaction date.

         4.3 PROHIBITION AGAINST FACTORING AND OTHER PRACTICES. Merchant shall not present to Bank, directly or indirectly, any transaction record that does not result from a transaction between the cardholder and Merchant, that Merchant knows or should have known to be fraudulent or not authorized by the cardholder, that results from a transaction outside Merchant's normal course of business, or that contains the account number of a Card account issued to Merchant.

         4.4 ACCEPTANCE AND DISCOUNT. Subject to the provisions of any warranty of Merchant hereunder and of any chargeback rights, Bank agrees to accept valid transaction records from Merchant during the term of this Agreement and to pay Merchant the total amount represented by the transaction records less any percentage discount agreed to by the parties. Any payment made by Bank to Merchant in connection with a transaction shall not become final until the expiration of the period during which the transaction could be charged back under the MasterCard/Visa rules.

         4.5 RESERVE TO COVER CHARGEBACKS. At the sole option of Bank, Bank may withhold payment to Merchant of amounts otherwise payable under Section 4.4 that are reasonably determined by Bank to be necessary to cover future chargebacks, credits, and other charges that may result from Merchant's credit card activities. If Bank determines that the proceeds of Merchant's future credit card sales are unlikely to cover anticipated chargebacks and credits (whether because this Agreement has been terminated or for any other reason), Bank may also prohibit the withdrawal by Merchant of some or all of Merchant's funds then held on deposit with Bank.

         4.6 ENDORSEMENT. Merchant agrees that Merchant shall be deemed to have endorsed in Bank's favor any transaction records Merchant presents to Bank, and Merchant hereby authorizes Bank to supply such endorsement on Merchant's behalf.

         4.7 PROHIBITED PAYMENTS. Merchant agrees that Bank has the sole right to receive payments on any accepted transaction record as long as:

                  (a) Bank has paid Merchant the amount represented by the transaction record less the discount thereof; and

                  (b) Bank has not charged such transaction record back to Merchant. Unless specifically authorized in writing by Bank, Merchant agrees not to make or attempt to make any collections or any transaction record. Merchant agrees to hold in trust for Bank any payment Merchant receives of all or part of the amount of any accepted transaction record, and promptly to deliver the same kind to Bank as soon as received, together with the cardholder's name and account number and any correspondence accompanying the payment.

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

         4.8      CHARGEBACK.

                  (a) Under any one or more of the following circumstances, Bank may charge back to Merchant any transaction record that Bank has accepted, and Merchant shall repay Bank the amount represented by the transaction record:

                           (i) The transaction record or any material information on a sales slip (such as the account number, expiration date of the Card, Merchant description, transaction amount, or date) is illegible, incomplete, or otherwise indiscernible, is not endorsed, or is not delivered to Bank within the required time limits;

                           (ii) The sales slip does not contain the imprint of a Card that was valid, effective, and unexpired on the transaction record;

                           (iii) The transaction was one for which prior credit authorization was required and prior credit authorization was not obtained, or a valid authorization number is not correctly and legibly included on the transaction record;

                           (iv) The transaction record is a duplicate of an item previously paid, or is one of two or more transaction records generated in a single transaction in violation of this Agreement;

                           (v) The cardholder disputes the execution of the transaction record, the sale, delivery, quality, or performance of the goods or services purchased, or alleges that a credit adjustment was requested and refused or that a credit adjustment was issued by Merchant but not posted to the cardholder's account;

                           (vi) The price of the goods or services shown on the transaction record differs from the amount shown on the copy of the sales slip or the receipt delivered to the customer at the time of the transaction.

                           (vii) Bank reasonably determines that Merchant has violated any term, condition, covenant, warranty, or other provision of this Agreement in connection with the transaction record or the transaction to which it relates;

                           (viii)   Bank reasonably determines that the
                                    +transaction record is fraudulent or that the related transaction is not a bona fide transaction in Merchant's ordinary course of business, or is subject to any claim of illegality, cancellation, rescission, avoidance, or offset for any reason whatsoever, including without limitation negligence, fraud, or dishonesty on the part of Merchant or Merchant's agents or employees;

                           (ix) The transaction record arises from a mail or telephone order transaction which the cardholder disputes entering into or authorizing, or which involves an account number that never existed or that has expired and has not been renewed; or

                           (x)      In any other situation in which a
                                    transaction has been charged back to Bank in accordance with the chargeback rules established by MasterCard and Visa.

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

                  (b)      Bank may charge back a transaction in accordance with
                           Section 4.8(a) above even if an authorization was obtained in connection with the transaction (this subsection does not apply in the case of chargebacks that are based solely on the Merchant's failure to obtain an authorization).

                  (c) Each Merchant will be responsible for the verification of each chargeback item charged to the account. The Merchant must protest any chargeback item within 35 days of the date of the original chargeback (the date of the "ACH" entry). In the event the chargeback item is not protested within the 35 day time frame, the Merchant agrees to accept the item regardless of its accuracy or authenticity. The Merchant agrees to hold Bank harmless from any claim it may have as a result of the item(s) being returned if it is not protested within the 35 day time frame.

                  (d) Bank shall charge a per item handling fee for each chargeback processed in an amount set forth on a schedule of charges. Bank may from time to time, in its sole discretion and without notice, change the chargeback handling fee. As in the case of certain electronic transactions, Visa and MasterCard rules may not allow the reversal of a chargeback and Merchant agrees to accept all chargebacks issued pursuant to Visa and MasterCard regulations.

         4.9 VOLUME CONSTRAINTS. Bank, in its sole discretion, may implement and enforce volume constraints on Merchant accounts.

         4.10     PROFILING PARAMETERS FOR AUDIOTEXT MERCHANTS.

                  (a) Each service bureau and Merchant must agree to obtain all authorizations through the authorization system the Bank may require.

                  (b) Each service bureau and Merchant must also agree to and comply with the parameters and controls Bank has developed. Should any service bureau or Merchant intentionally circumvent these rules, or inadvertently fail to consistently follow these rules, they will be subject to immediate cancellation of all processing or Merchant privileges.

                  (c) Each service bureau and Merchant must comply with the Profiling Parameters and Authorization Requirements that presently exist and/or that may be amended from time to time at the sole discretion of the Bank.

         4.11 CUSTOMER SERVICE. Merchant agrees to establish an 800 telephone customer service line for the purposes of complying with Section 4.9 and Section 4.10 of this Agreement. Merchant further agrees to provide Bank with a complete list of all 800 telephone numbers which will generate the sales slips that are transmitted to Bank for settlement. This list of 800 telephone numbers becomes a part of this Agreement.

            ARTICLE V - FEES AND CHARGES - CALCULATION AND COLLECTION

         5.1 Merchant shall pay to Bank all applicable fees and charges in accordance with the current Schedule of Fees described in Schedule A hereto, in effect at the time the same are incurred, including but not limited to the following:

                  (a) A per-item fee, assessed if applicable, and payable by Merchant to Bank for processing Credit Slips.

                  (b) Credit Transaction Fee. Discount Fee. A fee charged and payable by Merchant to Bank for processing Merchant's Bank Card Transactions. The Discount Fee is calculated on the Merchant's dollar volume of business either for the day or for the months as set forth by Bank, in Schedule A hereto. A minimum monthly Discount Fee may be charged irrespective of business volume.

                  (c) Imprinter Fee. An annual or monthly fee, which may be prorated, payable to Bank for Merchant's use of an imprinter provided by Bank.

                  (d) Set-Up Fee. A one-time administrative fee charged to Merchant by Bank (upon Final Approval of the Application) and upon initiation of any Merchant BankCard Service, Supplemental Services or enhancements selected by Merchant.

                  (e) Chargeback Fee. A per-item fee assessed to Merchant by Bank.

                  (f) Excessive Chargebacks. If Merchant's Chargeback activities become excessive, Merchant shall pay an additional per-item charge set by Bank for any costs of processing such excessive chargebacks.

                  (g) Terminal Rental. A monthly terminal rental fee will be assessed by Bank, if applicable.

                  (h) Post Termination Charges. Merchant shall continue to be liable to Bank for all processing costs and charges incurred by Bank after termination of this Agreement, until no further activity originating form Merchant takes places.

                  (i) Retrieval Fee. A per-item fee charged to Merchant for retrieval by Bank of a copy of any Credit Slip, Sales Slip, draft, or other item requested by Merchant.

         5.2 In addition to the Fees and Charges described above and in Schedule A, Bank may assess, and Merchant shall pay upon demand, charges for any of the following:

                  (a) Interchange System Fines and Penalties. It is understood that the Interchange System may impose various fines or penalties upon Bank for Bank's violation of the Interchange System By-Laws or Rules. To the extent that Merchant is responsible for the violation,

                  (b) Merchant shall indemnify and hold Bank harmless for the fine or penalty, whether the violation occurs or fines or penalties are imposed during the term of this Agreement or after its termination, including, but not limited to any damages, fines, levies, assessments, costs, fees, interest or other sum.

                  (c) Legal Fees and Costs. Bank shall pass through to Merchant and Merchant agrees to pay all of Bank's legal fees and costs incurred in seeking legal advice in matters not in the ordinary course of the Merchant/Bank relationship described in this Agreement, including but not limited to, contract disputes, legal procedures, bankruptcy, or other similar events. Merchant shall reimburse Bank for all such fees and costs, whether incurred during the term of this Agreement or after its termination.

         5.3 FINES. It is understood that Visa and MasterCard may charge Merchants a chargeback handling fee or fine when a Merchant exceeds certain thresholds set by Visa and MasterCard or violates other rules or regulations that exist or that may be implemented from time to time. Each Merchant agrees to pay for and reimburse Bank for any charge or fine within 30 days from the receipt of any fine or charge levied by Visa or MasterCard on behalf of that Merchant. Merchant's payment and reimbursement requirement herein provided for is absolute and unconditional and exists independent from any right of protest Merchant may have against Visa or MasterCard regarding any such fines.

         5.4 COLLECTION OF FEES AND CHARGES. Bank may collect any and all of the various Charges and Fees described in paragraphs 5.1, 5.2, and 5.3 above by:

                  (a) making a withdrawal without further notice or demand of any kind from the Merchant's Bank Account identified below; or

                  (b) invoicing the amount of the Fee or Charges from time to time; or

                  (c) taking any lawful collection measures, in court or otherwise to collect such sums.

                            ARTICLE VI -- TERMINATION

         6.1 TERMINATION BY BANK. The Bank may terminate this Agreement for any reason, including, but not limited to inactivity of the Merchant BankCard Service. Termination shall be effective thirty (30) days after written notice is mailed or dispatched for delivery to the Merchant at the Merchant's address as listed below or as Merchant may have notified the Bank in writing and is listed in the Bank's records. Notice of termination shall be effective whether or not actually received by the Merchant.

         6.2 In addition to Paragraph 6.1 above, if Merchant breaches any term or fails to perform any of its obligations under the Agreement, including, without limitation, the payment when due of any fees, charges, deposit or taxes, or chooses not to accept any change to the terms and conditions of this Agreement made pursuant to Section 7.13, Bank, may, at it sole option, promptly terminate this Agreement without prior notice, such termination to be effective immediately. Any failure by Merchant to comply with the Interchange System rules and regulations or federal, state or local law applicable to any aspect of any Bank Card Transaction shall be an immediate breach of this Agreement and such breach shall authorize Bank to immediately terminate this Agreement without prior notice.

         6.3 In addition to Paragraph 6.1 and 6.2 above, Bank may terminate this Agreement effective immediately without prior notice from Bank if:

                  (a) Merchant materially misrepresents any data or information required by Bank in connection with Merchant's Application or at any other time;

                  (b) Merchant discontinues the operation or materially changes the type of business engaged represented by Merchant to Bank in this Agreement.

                  (c) all or substantially all of the assets of Merchant's business are sold, hypothecated, transferred or pledged;

                  (d)      Merchant becomes insolvent;

                  (e) there is a substantial or material change in the form, management, operations or ownership of Merchant's business;

                  (f) there is a substantial change in Merchant's current credit standing; or

                  (g) for any other reason based on Bank's policy or business decision. Merchant hereby agrees to notify Bank immediately upon the occurrence of any of the events or conditions covered by this Section.

         6.4 TERMINATION BY MERCHANT. Merchant may terminate this Agreement in its sole discretion for any reason upon thirty (30) days' written notice to the Bank.

         6.5 DUTIES UPON TERMINATION. Upon termination by either Bank or Merchant for any reason, the right of Merchant to participate in Bank Card Transactions under this Agreement shall also terminate. Merchant shall return to Bank all advertising or promotional brochures, all unused slips and forms, all Merchant Identification Plate(s), all Terminals and imprinters which were supplied by Bank and any other items associated with the BankCard Services. Merchant agrees to provide Bank copies or originals of any of its records, including any required Sales Slips after termination of this Agreement and said obligation shall survive the termination of this Agreement, regardless of time.

         6.6 Termination by Bank shall not affect Ban's rights under this Agreement as to Sales Slips presented by Merchant prior to termination. If Bank exercises its right to terminate this Agreement, it shall have no duty to pay any Sales Slip from the time termination is effective. Bank shall also have the right to return, unpaid, any and all Sales Slips previously presented by Merchant but not yet irrevocably entered into the Bank's processing system or the interchange Systems.

         6.7 Merchant shall pay to Bank any and all charges, costs, and fees outstanding at termination, any and all Post-Termination charges, and any other charges, costs, and fees incurred after termination.

         6.8 Bank may retain any records, including unpaid Sales Slips, for purposes of investigation and prosecution if the Bank has a reasonable belief that such unpaid Sales Slips (or other records) have been prepared or presented in violation of any law, regulation, or rules, or the terms of this Agreement.

         6.9 All funds, deposits, securities and pledges held by or assigned to Bank shall remain held by Bank so long as any transactions are subject to Chargeback or for a period of time Bank deems necessary to prevent loss to Bank by Chargebacks or otherwise.

         6.10 Each Merchant must maintain a chargeback ratio which does not exceed 1%. Merchant acknowledges the importance of operating within the allowable chargeback ratio. Chargeback ratios shall be calculated by dividing the number of chargebacks received in any month by the number of sales during that month. In the event a Merchant excess the chargeback percentage, whether the period of excess is one month or a longer period, Bank reserves the absolute right to cease processing the account at any time and without notice.

                           ARTICLE VII - MISCELLANEOUS

         7.1 RESERVE ACCOUNT. To cover potential chargebacks, credit slips, uncollected discounts and fees the Merchant and Bank agree as follows:

                  (a) From each deposit transaction, Bank shall withhold a percentage as reserves, for a certain number of days that may be changed from time to time by the Bank at its sole and absolute discretion according to Schedule A attached hereto. This amount shall be deposited into a Reserve Account which shall earn interest at 0% per annum until such account reaches $10,000. Thereafter, the account will earn interest based upon current market value. If the account closes before interest is credited you will not receive the accrued interest. Merchant further agrees to an initial deposit as outlined in Schedule A into a separate blocked account, known as a Merchant Reserve Account, prior to the implementation of the Merchant services account. All Merchant Reserve Accounts shall be maintained to cover any chargebacks or other loss resulting from transactions deposited into the Merchant Account(s). The Merchant Reserve Account shall be maintained at all times at or greater than the sum required and shall be immediately replenished when and if depleted. They may be increased at any time for proven cause or excessive chargebacks.

                  (b) Any chargebacks or fees referred to above shall first be charged to Merchant's general operating account. If there are not sufficient funds in the operating account to cover these items within 24 hours after they are received, Bank shall have the right to withdraw enough funds from the Reserve Account to cover any of the chargebacks or fees. However, it is agreed that Bank shall not be required to withdraw any funds from the Reserve Account for this purpose and doing so, shall be in its sole discretion.

                  (c) Nothing stated here shall limit the general rights and provisions in this Agreement.

                  (d) Bank shall have the right to increase the Reserve Percentage and the amount of funds required to be in the Reserve Account (as specified in Section 7.1A above), and/or the number of days that the funds hall be held in the Reserve Account at any time without prior notice to the Merchant.

                  (e) Upon termination of this Agreement, the Merchant Reserve Account shall be retained for a period not less than seven (7) months following cessation of Merchant Services for the Merchant or the conclusion of the chargeback period, whichever period is greater, to cover any chargebacks, credit slips, uncollected discounts and fees that may result after the date of termination.

         7.2 MONTHLY TRANSACTION VOLUME LIMITATION. Customer shall NOT process more than the monthly sales volume limit as specified in Schedule A in aggregate approved Merchant drafts during any calendar month without formal written application and approval of a higher transaction level by Bank. Drafts in excess of the sum set forth above may be rejected or held in the Reserve Account as additional reserves until the chargeback period related to those sums fully expires, at Bank's option. If the application is accepted for a higher transaction volume, prior to any final approval, Customer will be required to increase the Reserve Account set forth in 7.1 (a) and (e), above, to an amount the Bank may, in its sole discretion, require.

         7.3 IMPRINTERS AND TERMINALS. Merchant shall keep any imprinter(s) and terminals used to process card transactions in good working order and shall notify Bank prior to any change of the imprinted or programmed information.

         7.4 FORMS. Merchant shall use only such forms or modes of transmission for sales data and credit data as are provided or approved in advance by Bank, and Merchant shall not use forms or equipment provided by Bank other than in connection with Card transactions hereunder.

         7.5 RECORDS. Merchant shall retain either the original or a legible microfilm copy of both sides of all sales slips for at least three (3) years after the date Merchant presents the transaction data to Bank.

         7.6 REQUESTS FOR COPIES. Within five (5) days of receipt of any request by Bank, Merchant shall provide to Bank either the actual paper transaction record, if requested by Bank, or a legible microfilm thereof (in size comparable to the actual paper transaction records), and any other documentary evidence available to Merchant and reasonably requested by Bank to meet its obligations under law (including its obligations under the

                  Fair Credit Billing Act) or otherwise to respond to questions concerning cardholder accounts.

         7.7 COMPLIANCE WITH LAW. Merchant shall comply with all laws applicable to Merchant, Merchant's business, and any Card transaction, including without limitation all state and federal consumer credit and consumer protection statutes and regulations.

         7.8 INDEMNIFICATION. Merchant agrees to hold Bank harmless from, and indemnify Bank against all claims, losses, damages, and liabilities, including attorney's fees and other costs of defense that relate to or result from any alleged violation by Merchant of any applicable law or regulation or any action of Merchant in connection with a Card transaction subject to this Agreement.

         7.9 MODIFICATION. This Agreement is subject to such modifications, changes, and additions as may be required, or deemed by Bank, in its sole discretion, to be required, by reason of any state or federal statute, judicial decision, MasterCard or Visa rule or regulation, actual or potential prejudice to Bank's relationship with Visa or MasterCard, or the regulation or ruling of any federal agency having jurisdiction over Bank or Merchant.

         7.10 AMENDMENT. Bank may amend this Agreement at any time by mailing written notice to Merchant of any amendment at least ten (10) days prior to the effective date of the amendment, and the amendment shall become effective on the date specified unless Bank receives Merchant's notice of termination of this Agreement before such effective date. Nothing herein shall prohibit Bank from taking any immediate or other action, without notice, otherwise provided for in this Agreement.

         7.11 LIABILITY. Bank's liability to Merchant with respect to any Card transaction shall not exceed the amount represented by the transaction record in connection with that transaction less any applicable discount, and Bank shall in no event be liable for any incidental or consequential damages whatsoever.

         7.12 RIGHT TO MAKE CHANGES. Because Interchange Systems' rules, federal, state and local law and the Bank Card market change frequently and rapidly, it is agreed and understood that the relationship between Bank and Merchant may change in the future. Bank, in its sole discretion, may change its policy, procedures or forms, or any term or condition of this Agreement or may terminate any service or discontinue its services entirely upon reasonable notice to Merchant as set forth in Article 6. Merchant agrees to comply with any such changes which shall be deemed effective as of that date indicated on any Change Notice. Should Merchant choose not to accept a Change prior to its effective date, Merchant shall give immediate written notice of that fact to Bank at the address designated herein and Bank may terminate the Agreement, effective immediately, a set forth in Article 6.

         7.13 RIGHT OF SETOFF. Bank has the right of setoff against any deposit account Merchant maintains with Bank to satisfy any obligations of Merchant to Bank.

         7.14 SECURITY INTEREST IN MERCHANT BANK ACCOUNT, DEPOSIT ACCOUNTS, AND DEPOSIT ACCOUNT PROCEEDS. To secure Merchant's liability for potential Chargebacks and any other charges or liability of Merchant to Bank, Merchant hereby grants to Bank a security interest in all deposits, regardless of source, made to any merchant Bank Account and any personal and business deposit accounts in the name of Merchant or Merchant's principals at any depository institution, and in the proceeds of any of said deposits. Bank may enforce its security interest without notice or demand of any kind, by:

                  (a) making an immediate withdrawal from or freezing any or all of said deposit accounts; and/or

                  (b) taking possession of any deposits made to said accounts, upon Bank's reasonable determination that any term or condition of this Agreement has been breached; and/or

                  (c) taking any other lawful action, by legal action or otherwise. Bank may also require any other security or pledge which Bank deems necessary to prevent loss to Bank. Bank's security interest shall remain after the termination of this Agreement so long as any Bank Card Transaction processed by Merchant remains subject to Chargebacks, and so long as any fee, charge, or cost mentioned in Article 5 of this Agreement remains unpaid by Merchant or could be incurred by Bank. Merchant agrees to execute any and all documents Bank may reasonably believe necessary to create, perfect, or preserve the Bank security interests granted pursuant to this Paragraph.

         7.15 FINALITY OF SETTLEMENT. Merchant agrees that payment of Bank Card Sales Slips by Bank shall not be final, so long as the Transaction is subject to chargeback or return. Merchant agrees that Bank may revoke any prior provisional settlement of a Sales Slip by making an immediate withdrawal without notice or demand of any kind from the Bank. Merchant waives all notice of default or nonpayment and consents to all extensions or compromises given by Bank or the Interchange System to any cardholders.

         7.16 CREDIT AND FINANCIAL INFORMATION. Merchant authorizes Bank to obtain, from time to time, credit, financial, and other information regarding Merchant from other persons or entities, such as credit reporting agencies. Merchant also authorizes Bank to respond to requests form others for information regarding Merchant.

         7.17 CHANGE IN TRANSMISSION METHOD. The means of transmission indicated below shall be exclusive means utilized by Merchant for the transmission of sales data or credit data to Bank. Merchant shall give Bank at least thirty (30) days' prior written notice of Merchant's desire to deliver and deposit actual sales slips and credit slips or otherwise to alter in any material respect Merchant's medium of transmission of sales data and credit data to Bank. Following termination, Merchant shall upon request provide Bank with all original and microfilm copies required to be retained as of the date of termination.

         7.18 NOTICES. All notices, demands, and other communications required or permitted hereunder shall be made in writing and shall be deemed to have been duly given if delivered by hand or mailed, postage prepaid, certified, registered, or first-class mail, and addressed to:

                  Bank:             Charter Pacific Bank
                                    30141 Agoura Road, Suite 205
                                    Agoura Hills, CA  91301
                                    Attention:  Lisa M. Ott

                  Merchant:         Netmaximizer.com, Inc.
                                    7491 N. Federal Highway, Suite 262
                                    Boca Raton, FL  33487
                                    Attention:  Peter Schuster

                  Notice of change of address shall be effective only when given in accordance with this Section. All notices complying with this Section shall be deemed to have been received on the date of delivery or on the third (3rd) business day after mailing.

         7.19 SUPPLEMENTARY DOCUMENTS. Reference to "this Agreement" includes any valid schedules, appendices, and amendments hereto.

         7.20 ENTIRE AGREEMENT. The parties intend that the terms of this Agreement, including any attached schedules and addenda, shall be the final expression of their agreement with respect to the subject matter hereof and may not be contradicted by evidence of any prior or contemporaneous agreement. The parties further intend that this Agreement shall constitute the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial, administrative or other legal proceedings involving this Agreement.

         7.21 WAIVER. No failure to exercise and no delay in exercising any right, remedy, or power under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, or power hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, or power provided herein or by law or in equity. The waiver by any party of the time for performance of any act or condition hereunder does not constitute a waiver of the act or condition itself.

         7.22 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. Notwithstanding the foregoing, Merchant shall not assign, sell, transfer, delegate, or otherwise dispose of, whether voluntarily or involuntarily, or by operation of law, any right or obligation under this Agreement without the written consent of Bank. Any purported assignment, transfer, or delegation in violation of this Section shall be null and void.

         7.23 CHOICE OF LAW. The validity, interpretation, enforceability and performance of this Agreement shall be governed by and construed in accordance with the laws of the State of California.

         IN WITNESS WHEREOF, Bank and Merchant have caused their duly authorized representatives to execute this Agreement as of the date set forth below the signature of each.

         Cards subject to this Agreement ("Cards"):

              X MasterCard Cards (including any other MasterCard International, Inc. cards)

              X Visa Cards (including any other Visa U.S.A. Inc. & Visa International Services cards)

              X       Discover

              X       American Express

              X       JCB

              X       Diners


         Mode of Transmission:


         ______       Tap Trans

         ______       Electronic Terminal Transmission

         ______       CPU-CPU

         ______       ETC Plus

              X       Software:  PTC


Bank:                                                        Merchant:

CHARTER PACIFIC BANK                                         Netmaximizer.com, Inc.
30141 Agoura Road, Suite #205                                7491 N. Federal Highway, Suite 262
Agoura Hills, CA  91301                                      Boca Raton, FL  33487

By:      /s/                                                 Signer:           /s/ Peter Schuster
         ------------------------------                               -----------------------------------
Title:   Merchant Services Manager                                             Printed Name
         ------------------------------
Date:    04/22/99                                            Signature:        Peter Schuster
         ------------------------------                               -----------------------------------
                                                             Title:            Secretary/Treasurer
                                                                      -----------------------------------
                                                             Date:             04/20/99
                                                                      -----------------------------------

                                                             Merchant Account #(Visa)  ------------------
                                                             Merchant Account #(MC)    ------------------

                                                             Merchant DDA #            ------------------
                                                             Merchant Reserve #        ------------------



                                       22